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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) February 24, 2000

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                              HOST MARRIOTT, L.P.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

        0-25087                                        52-2095412
(Commission File Number)                (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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      Registrant's Telephone Number, Including Area Code (310) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   Form 8-K

ITEM 5. OTHER EVENTS

Host Marriott Corporation, the general partner and majority limited partner of Host Marriott L.P., announced today that it, along with Marriott International have reached a non-binding understanding to resolve litigation involving six hotel partnerships. A press release providing further information regarding this issue is included as an exhibit to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99-Host Marriott Corporation press release


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        Host Marriott, LP

                                        By: its general partner


                                        HOST MARRIOTT CORPORATION

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller

Date: February 24, 2000